UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1685

Name of Registrant: Vanguard Morgan Growth Fund

Address of Registrant:

P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2010 – September 30, 2011

Item 1: Reports to Shareholders

Annual Report | September 30, 2011

Vanguard MorganTM Growth Fund

  For the 12 months ended September 30, 2011, Investor Shares of Vanguard Morgan Growth Fund returned 0.66% and Admiral Shares returned 0.83%.
  The fund lagged the Russell 3000 Growth Index (+3.39%) but outpaced the average return of multi-cap growth funds (–1.49%).
  The fund’s ten-year results outpaced those of its benchmark index.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2011

Total
Returns
Vanguard Morgan Growth Fund
Investor Shares	0.66%
Admiral™ Shares	0.83
Russell 3000 Growth Index	3.39
Multi-Cap Growth Funds Average	-1.49
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2010 , Through September 30, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Morgan Growth Fund
Investor Shares	$16.04	$16.06	$0.096	$0.000
Admiral Shares	49.75	49.84	0.362	0.000

Chairman’s Letter

Dear Shareholder,

As the global economic and financial outlook dominated the headlines in the second half of the fiscal year just ended, stocks of all types slid from their strong first-half results. Growth stocks held up better than value stocks. Although Vanguard Morgan Growth Fund’s stock selection didn’t completely take advantage of the situation, the fund outperformed its peers.

For the 12 months ended September 30, 2011, Investor Shares of Morgan Growth Fund returned 0.66% and Admiral Shares returned 0.83%, compared with the 3.39% posted by the Russell 3000 Growth Index. In contrast to these unexceptional but positive results, the average return of Morgan Growth’s peers dipped into negative territory, ending at –1.49%.

If you hold shares in a taxable account, you may wish to review the information about after-tax returns, based on the highest federal income tax bracket, that appears later in the report.

A swift change in sentiment weighed on stock prices

Global stock markets rallied through the first half of the fiscal year as corporate earnings surged and the economic recovery seemed to be gathering steam. In the second half, however, stock prices tumbled as economic indicators took a turn for the worse and U.S. and European policymaking strife dominated the headlines. (Standard & Poor’s, the ratings agency, downgraded the U.S. credit rating, in large part because of the political gridlock on display during the debt-ceiling debate. Vanguard’s confidence in the “full faith and credit” of the U.S. Treasury remains unshaken.)

The U.S. stock market’s second-half weakness sapped its first-half strength. The broad market returned 0.31% for the full 12 months. Growth stocks sank less than value stocks: The Russell 3000 Growth index returned 3.39%, the Russell 3000 Value Index –2.22%. International stocks, which gained less at the start of the year and lost more at the end, returned –10.81% in U.S. dollars.

Bond prices rallied as optimism faded

The stock market’s pattern of strength and weakness was inverted in the bond market. Early in the year, bond prices retreated, consistent with investor optimism about economic growth. Later in the year, as optimism gave way to anxiety, bond prices surged, driving yields to remarkable lows. At the end of September, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 1.93%. Bond indexes recorded impressive returns, though it’s worth noting that shrinking yields imply lower returns on prospective investments.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.91%	1.61%	-0.91%
Russell 2000 Index (Small-caps)	-3.53	-0.37	-1.02
Dow Jones U.S. Total Stock Market Index	0.31	1.75	-0.57
MSCI All Country World Index ex USA (International)	-10.81	0.52	-1.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.26%	7.97%	6.53%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.88	8.08	5.01
Citigroup Three-Month U.S. Treasury Bill Index	0.11	0.19	1.61

CPI
Consumer Price Index	3.87%	1.22%	2.26%

The yields of money market instruments hovered near zero, as they have since December 2008, when the Federal Reserve cut its target for short-term interest rates to between 0% and 0.25%. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Consumer discretionary holdings helped the fund’s return

The largest contributors to Morgan Growth’s return during the fiscal year were its consumer discretionary and information technology stocks.

The fund’s consumer discretionary holdings also helped its performance compared with its benchmark index.

The advisors’ selections among the stocks of specialty retailers and makers of apparel accessories and luxury goods were particularly successful. Despite IT’s significant contribution to return, the advisors missed some opportunities in this sector, which accounted for more than a third of the fund’s holdings. Poor selection among software companies and manufacturers of computers and peripheral equipment held back returns compared with the benchmark.

Also contributing to return were the advisors’ choices among health care and consumer staples stocks. The fund’s health care holdings performed well against its benchmark on the strength of the advisors’ choices among health care supply firms and managed health care

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Morgan Growth Fund	0.44%	0.30%	1.45%

The fund expense ratios shown are from the prospectus dated January 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the fund’s expense ratios were 0.42% for Investor Shares and 0.28% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Multi-Cap Growth Funds.

companies. In the case of consumer staples, however, the advisors’ smaller allocation to the sector countered the effect of their good stock selections.

Morgan Growth’s oil-price-sensitive holdings in the energy sector, though less than 10% of the portfolio’s assets, did the most to restrain return, both overall and relative to the index. As oil prices fell significantly (albeit to still-high levels), the energy stocks in the benchmark index rose about 6%, while the advisors’ choices rose about 2%.

The fund’s long-term returns continue to outpace its benchmark

For the ten years through September 30, Morgan Growth’s average annual return was 4.03%—nearly a percentage point higher than that of the Russell 3000 Growth Index. The latest results continued a decade-long pattern: In each fiscal year since 2001, the fund has posted a ten-year annualized return that outpaced its benchmark index.

In carrying out its strategy, the fund is aided by its multimanager approach: It is currently managed by four external advisors and Vanguard Quantitative Equity Group. This approach provides our shareholders access to some of the world’s best investment talent—providing diversity of investment process and style, thought, and holdings—and also has the potential to mute some of the natural volatility of returns that can come from investing in fast-growing companies.

Total Returns
Ten Years Ended September 30, 2011
Average
Annual Return
Morgan Growth Fund Investor Shares	4.03%
Russell 3000 Growth Index	3.18
Multi-Cap Growth Funds Average	3.08
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Balance and diversification make for a smoother ride in bumpy markets

In August, as our fiscal year neared its end, the stock market experienced some dramatic volatility as concerns about a possible double-dip domestic recession and a weakening of the Eurozone reached a crescendo before receding somewhat. According to recent Vanguard research,* the market turbulence wasn’t unusual; in fact, it was actually “ordinary”—though painful—when compared with other periods of similar uncertainty. Of course, it certainly didn’t feel that way in August, at least in contrast with the relative calm of the preceding months.

Still, the Vanguard researchers looked at other periods of major economic and political dislocation, such as the 2008–2009 global financial crisis, and found that the recent experience was in some ways typical. The implications for investors: Greater-than-normal volatility tied to broad economic and financial angst is to be expected from time to time, although we can never know for certain when these periods will occur. During such periods, Vanguard research shows, the ride for a stock-heavy portfolio has been a lot bumpier than that of a portfolio that also included allocations to broad-based bond investments and/or cash.

As Vanguard’s research shows, the ride for a stock-heavy portfolio has been a lot bumpier during these periods than for a portfolio that also included allocations to broad-based bond investments and short-term reserves.

The historical results reinforce the benefits of a balanced and diversified portfolio. Morgan Growth Fund can play an important role as one element of such a portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 17, 2011

* The commentary, August 2011 stock market volatility: Extraordinary or ‘ordinary’?, is available on vanguard.com.

Advisors’ Report

For the fiscal year ended September 30, 2011, Vanguard Morgan Growth Fund returned 0.66% for Investor Shares and 0.83% for the lower-cost Admiral Shares. Your fund is managed by five independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment

Vanguard Morgan Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	45	3,371	Uses traditional methods of stock selection—research
Company, LLP			and analysis—that identify companies believed to have
			above-average growth prospects, particularly those in
			industries undergoing change. Focuses on mid- and
			large-capitalization companies with proven records of
			sales and earnings growth, profitability, and cash-flow
			generation.
Jennison Associates LLC	19	1,421	Research-driven, fundamental investment approach
			that relies on in-depth company knowledge gleaned
			through meetings with management, customers, and
			suppliers.
Vanguard Quantitative Equity	12	918	Employs a quantitative, fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies versus their peers.
Frontier Capital Management Co.,	11	847	Research-driven, fundamental investment approach
LLC			that seeks companies with above-average growth
			prospects, reasonable valuations, and competitive
			advantages.
Kalmar Investment Advisers	11	806	Employs a “growth-with-value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Cash Investments	2	200	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on October 19, 2011.

Wellington Management Company, llp

Portfolio Manager:
Paul E. Marrkand, CFA,
Senior Vice President

Our portion of the Morgan Growth Fund utilizes traditional methods of stock selection—research and analysis—to identify companies that we believe have above-average growth prospects, particularly those in industries undergoing change. Our research focuses on mid- and large-cap companies with a proven record of sales and earnings growth, profitability, and cash-flow generation.

The 2011 fiscal year has seen a market driven largely by top-down macroeconomic factors, but we have remained true to our bottom-up process and continued to build the portfolio on a stock-by-stock basis, investing in undervalued companies that have the ability to innovate, gain market share, and grow their sales and free cash flow at an above-average rate.

Our allocation to the health care sector, a result of individual stock decisions, contributed to the portfolio’s relative results, as did security selection within the sector. UnitedHealth Group was among our top contributors for the period. The company has begun to execute after years of weak performance, management turmoil, and massive regulatory hurdles, and the stock has responded accordingly.

Security selection detracted from relative results overall, but especially within the information technology sector. Cisco Systems was our biggest detractor for the period, as the company suffered from a sharp decline in gross margins. Cisco has a dominant franchise and solid balance sheet, and the shares remain very attractively valued in our view.

Jennison Associates LLC

Portfolio Manager:
Kathleen A. McCarragher,
Managing Director

Stock selection in the consumer discretionary and consumer staples sectors contributed most to our portfolio’s return. Also beneficial was an overweighting of consumer discretionary stocks relative to our benchmark index. Amazon.com’s strong earnings reflected continued gains in market share. Starbucks benefited from strong traffic growth. Whole Foods and Costco both climbed on strong sales and increases in market share.

Underweighted positions in industrials and materials, the benchmark’s worst-performing sectors, also benefited relative return.

Stock selection in health care and technology hurt results, despite strong performance from names like Vertex, Shire, Apple, and IBM. In health care, pharmacy benefits manager Express Scripts declined on Walgreens’ threat to withdraw from the Express network and the regulatory uncertainty about a proposed acquisition. In the information technology sector, Juniper Networks declined on an earnings shortfall, while EMC was hurt by concerns about deteriorating macroeconomics.

Vanguard Quantitative Equity Group

Portfolio Manager:
James P. Stetler, Principal

What a contrast between the first half of the fiscal year and the second half. When we last reported to you in April, the Morgan Growth Fund had gained almost 20% over six months. Since then, and particularly in the last three months, equities large and small, in the United States and abroad, have sold off strongly.

Driving the pullback and increasing the overall market volatility over this period were the continued concerns about a stalling U.S. economy, a lack of improvement in the U.S. employment picture, and the unresolved European sovereign-debt crisis. Most economists have reduced their growth estimates for the next year or two, and this has cast a cloud of uncertainty over the near-term prospects for equities. Multi-cap growth stocks, the focus of your investment in the fund, outperformed the broad market by about 3 percentage points for the fiscal year, with stocks of consumer-oriented and information technology companies leading the way. Utility, telecommunications, and financial stocks were the laggards in this stock universe.

Although overall portfolio performance was influenced by the macroeconomic factors described above, our approach to investing focuses on specific stock fundamentals. Because we believe there is no single indicator for identifying attractive stocks, our evaluation process is based on computerized models that focus on a variety of factors: valuation, growth, quality, management decisions, and market sentiment. For the 2011 fiscal year, our growth, quality, and sentiment indicators were the most effective, while the management decisions and valuation models lagged.

Relative to the benchmark index, our stock selection results were strongest in the health care, consumer discretionary, technology, and energy sectors. Within these groups, the largest contributors were Biogen Idec and Perrigo in health care, Starbucks in the consumer category, Altera in information technology, and Peabody and El Paso in energy. Stock selection was disappointing in industrials and materials. Hertz Global and Southwest Airlines in industrials and PPG Industries in materials did not perform as expected.

Frontier Capital Management Co., LLC

Portfolio Managers:
Stephen Knightly, CFA,
Senior Vice President

Christopher J. Scarpa,
Vice President

In our portion of the Morgan Growth Fund, relative performance for the period was aided by stock selection and hurt by an underweighted position in the more defensive consumer staples and utilities sectors. Strong gains in the health care and financial services sectors supported the stocks we chose there.

Although there is uncertainty in the trajectory of the global economy, we are confident that the market will create compelling long-term investment opportunities. We are looking for growth in a low-growth environment. We are finding many attractive opportunities in the health care, technology, and producer durables sectors. A recent correction in commodities is also creating a more conducive backdrop for consumer discretionary investments. In all cases, we are balancing attractive earnings power with rewarding valuations.

Kalmar Investment Advisers

Portfolio Manager:
Ford B. Draper, Jr., President and
Chief Investment Officer

The equity markets here and abroad presently are suffering a confidence crisis. In our view, this was substantially brought on by politicians’ and policymakers’ dysfunctional reaction to critical post-recession challenges, including the Eurozone sovereign-debt problems and renewed signs that the U.S. economy is weakening. This ratcheted-up level of uncertainty makes both the economic and market outlook abnormally unpredictable.

As we see it, all this reinforces the importance of owning stocks in high-quality, well-managed growth companies that possess the ability to gain competitive advantages during tough times and thus emerge stronger when the outlook improves. Moreover, given the market’s behavior, the stocks of such good companies appear extremely cheap in a longer-term context.

Over the last 12 months, our under-performers included Urban Outfitters, DeVry, Navistar, McDermott International, and Sand Ridge Energy. In contrast, our successes included Petrohawk Energy, Herbalife, Cooper Cos, Alliance Data Systems, Fastenal, and Tractor Supply.

Morgan Growth Fund

Fund Profile
As of September 30, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMRGX	VMRAX
Expense Ratio[1]	0.44%	0.30%
30-Day SEC Yield	0.61%	0.75%

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	327	1,728	3,717
Median Market Cap $16.0B		$28.8B	$28.7B
Price/Earnings Ratio	16.1x	15.4x	13.6x
Price/Book Ratio	3.0x	3.4x	1.9x
Return on Equity	22.7%	24.6%	19.1%
Earnings Growth Rate 16.6%		13.4%	7.3%
Dividend Yield	1.0%	1.7%	2.2%
Foreign Holdings	5.5%	0.0%	0.0%
Turnover Rate	55%	—	—
Short-Term Reserves	2.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	17.3%	14.5%	12.2%
Consumer Staples	4.7	12.4	11.0
Energy	8.6	10.1	10.3
Financials	2.6	4.1	14.3
Health Care	13.0	11.8	11.7
Industrials	11.3	12.4	10.6
Information
Technology	38.2	28.4	19.4
Materials	2.6	5.0	4.0
Telecommunication
Services	1.5	1.2	2.8
Utilities	0.2	0.1	3.7

Volatility Measures
		DJ
	U.S. Total
	Russell 3000	Market
	Growth Index	Index
R-Squared	0.99	0.97
Beta	1.02	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	4.8%
International Business	IT Consulting &
Machines Corp.	Other Services	3.6
Oracle Corp.	Systems Software	2.4
Microsoft Corp.	Systems Software	2.1
Cisco Systems Inc.	Communications
	Equipment	2.0
EMC Corp.	Computer Storage
	& Peripherals	1.9
Amazon.com Inc.	Internet Retail	1.5
Starbucks Corp.	Restaurants	1.4
Altera Corp.	Semiconductors	1.4
Google Inc. Class A	Internet Software &
	Services	1.4
Top Ten		22.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the expense ratios were 0.42% for Investor Shares and 0.28% for Admiral Shares.

Morgan Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2001, Through September 30, 2011

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2011
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Morgan Growth Fund Investor Shares	0.66%	0.11%	4.03%	$14,852
••••••••	Dow Jones U.S. Total Stock Market
	Index	0.31	-0.57	3.93	14,709
– – – –	Russell 3000 Growth Index	3.39	1.56	3.18	13,680
	Multi-Cap Growth Funds Average	-1.49	-0.17	3.08	13,544
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Morgan Growth Fund Admiral
Shares	0.83%	0.27%	4.20%	$75,414
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.93	73,544
Russell 3000 Growth Index	3.39	1.56	3.18	68,398

See Financial Highlights for dividend and capital gains information.

Morgan Growth Fund

Fiscal-Year Total Returns (%): September 30, 2001, Through September 30, 2011

Morgan Growth Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (95.6%)[1]
Consumer Discretionary (16.5%)
*	Amazon.com Inc.	529,390	114,470
	Starbucks Corp.	2,857,696	106,563
	Ralph Lauren Corp.
	Class A	499,277	64,756
	Coach Inc.	1,120,058	58,053
	Omnicom Group Inc.	1,223,448	45,072
*	priceline.com Inc.	98,840	44,425
*	Bed Bath & Beyond Inc.	742,799	42,570
	NIKE Inc. Class B	497,272	42,522
*	LKQ Corp.	1,586,551	38,331
*,^	ITT Educational
	Services Inc.	654,746	37,700
	TJX Cos. Inc.	672,470	37,302
*	DIRECTV Class A	857,308	36,221
	Ross Stores Inc.	455,025	35,806
	News Corp. Class A	2,056,470	31,814
*	Apollo Group Inc. Class A	802,976	31,806
*	Lululemon Athletica Inc.	591,184	28,761
*	Deckers Outdoor Corp.	279,645	26,080
	Tractor Supply Co.	337,585	21,116
*	O’Reilly Automotive Inc.	313,200	20,868
	Bayerische Motoren
	Werke AG ADR	914,864	20,063
*	LVMH Moet Hennessy
	Louis Vuitton SA ADR	739,574	19,477
*	BorgWarner Inc.	307,503	18,613
*	CarMax Inc.	747,025	17,816
	Gentex Corp.	736,440	17,711
	Nordstrom Inc.	370,070	16,905
*	Dollar Tree Inc.	215,550	16,190
^	Buckle Inc.	417,496	16,057
*	Discovery
	Communications Inc.	432,415	15,199
*	Sirius XM Radio Inc.	10,009,718	15,115
	McDonald’s Corp.	139,700	12,268
	DeVry Inc.	277,625	10,261

*	Discovery
	Communications Inc.
	Class A	251,200	9,450
	Williams-Sonoma Inc.	304,635	9,380
	Harley-Davidson Inc.	272,900	9,369
	Target Corp.	188,500	9,244
	Starwood Hotels &
	Resorts Worldwide Inc.	232,600	9,029
	Chico’s FAS Inc.	789,653	9,026
*	Dick’s Sporting Goods Inc.	269,000	9,001
	Time Warner Cable Inc.	136,500	8,554
	Service Corp. International	924,415	8,468
*	Urban Outfitters Inc.	375,400	8,379
	PetSmart Inc.	196,225	8,369
	Viacom Inc. Class B	199,300	7,721
	Tiffany & Co.	111,600	6,787
	CBS Corp. Class B	327,400	6,672
*	AutoZone Inc.	20,800	6,639
*	Warnaco Group Inc.	139,525	6,431
	Advance Auto Parts Inc.	102,100	5,932
*	Ctrip.com International
	Ltd. ADR	177,239	5,700
	Wynn Resorts Ltd.	49,300	5,673
*	Fossil Inc.	66,380	5,381
*	Tenneco Inc.	207,758	5,321
*	DISH Network Corp.
	Class A	209,500	5,250
	Comcast Corp. Class A	233,100	4,872
	Harman International
	Industries Inc.	158,140	4,520
*	Ford Motor Co.	453,000	4,380
*	TRW Automotive
	Holdings Corp.	120,200	3,934
*,^	Tesla Motors Inc.	121,918	2,974
	Weight Watchers
	International Inc.	42,200	2,458
	Home Depot Inc.	55,100	1,811
	VF Corp.	10,300	1,252
			1,251,888

Morgan Growth Fund

			Market
			Value
		Shares	($000)
Consumer Staples (4.3%)
	Whole Foods Market Inc.	633,392	41,367
	Mead Johnson Nutrition Co. 561,083		38,619
	Costco Wholesale Corp.	373,852	30,701
	Estee Lauder Cos. Inc.
	Class A	338,559	29,739
*	Green Mountain
	Coffee Roasters Inc.	313,799	29,164
	Philip Morris
	International Inc.	362,800	22,631
	Herbalife Ltd.	336,310	18,026
	Coca-Cola Co.	258,178	17,443
	Wal-Mart Stores Inc.	326,200	16,930
*	Hansen Natural Corp.	167,438	14,616
	Colgate-Palmolive Co.	133,800	11,865
	PepsiCo Inc.	174,100	10,777
	Walgreen Co.	283,400	9,321
	Kroger Co.	327,500	7,192
	Dr Pepper Snapple
	Group Inc.	146,600	5,685
	Hershey Co.	94,000	5,569
	Sara Lee Corp.	335,000	5,477
	Coca-Cola Enterprises Inc.	198,700	4,944
	Hormel Foods Corp.	94,800	2,561
			322,627
Energy (8.1%)
	Exxon Mobil Corp.	1,111,502	80,728
	Occidental
	Petroleum Corp.	747,088	53,417
*	Cameron
	International Corp.	930,993	38,673
	Schlumberger Ltd.	632,530	37,781
	Valero Energy Corp.	2,110,510	37,525
^	Diamond Offshore
	Drilling Inc.	676,931	37,055
*	Concho Resources Inc.	468,359	33,319
	Anadarko Petroleum Corp.	514,588	32,445
	Core Laboratories NV	335,408	30,130
	Oceaneering
	International Inc.	701,306	24,784
	Canadian Natural
	Resources Ltd.	821,796	24,054
*	McDermott
	International Inc.	1,792,470	19,287
	Baker Hughes Inc.	415,018	19,157
*	SandRidge Energy Inc.	2,700,323	15,014
	Cabot Oil & Gas Corp.	192,200	11,899
	EOG Resources Inc.	163,429	11,605
*	Continental Resources Inc.	238,800	11,551
*,^	InterOil Corp.	223,100	10,869
	Ensco plc ADR	205,063	8,291
	BP plc ADR	203,549	7,342
	National Oilwell Varco Inc.	142,840	7,316
*	Superior Energy
	Services Inc.	272,860	7,160

	Hess Corp.	134,100	7,035
*	Weatherford
	International Ltd.	556,960	6,801
	Williams Cos. Inc.	266,100	6,477
*	Southwestern Energy Co.	178,780	5,959
	Pioneer Natural
	Resources Co.	84,400	5,551
*	Complete Production
	Services Inc.	269,769	5,085
	HollyFrontier Corp.	183,100	4,801
*	Tesoro Corp.	244,800	4,766
	Noble Energy Inc.	44,500	3,151
	Halliburton Co.	42,800	1,306
			610,334
Exchange-Traded Fund (0.8%)
^,2	Vanguard Growth ETF	1,044,900	58,452

Financials (2.3%)
	American Express Co.	1,544,132	69,331
	T Rowe Price Group Inc.	403,090	19,256
	Raymond James
	Financial Inc.	514,700	13,362
*	Affiliated Managers
	Group Inc.	168,250	13,132
	Moody’s Corp.	300,390	9,147
	Goldman Sachs Group Inc.	93,819	8,871
	Simon Property Group Inc.	66,400	7,303
	Discover Financial Services	301,300	6,912
*	CB Richard Ellis Group Inc.
	Class A	430,770	5,798
	Capital One Financial Corp.	117,600	4,660
	Franklin Resources Inc.	45,600	4,361
	Public Storage	36,400	4,053
	TD Ameritrade
	Holding Corp.	235,700	3,466
	US Bancorp	115,600	2,721
	Weyerhaeuser Co.	25,100	390
			172,763
Health Care (12.3%)
	UnitedHealth Group Inc.	1,699,670	78,389
	Shire plc ADR	559,618	52,565
*	Waters Corp.	692,939	52,310
	Amgen Inc.	935,757	51,420
*	Agilent Technologies Inc.	1,548,451	48,389
*	Intuitive Surgical Inc.	128,239	46,715
*	Watson
	Pharmaceuticals Inc.	650,470	44,395
	Cooper Cos. Inc.	545,675	43,190
	AmerisourceBergen Corp.
	Class A	985,928	36,745
*	Express Scripts Inc.	982,999	36,440
	Cardinal Health Inc.	829,860	34,754
*	Celgene Corp.	456,437	28,263
*	Hologic Inc.	1,665,592	25,334

Morgan Growth Fund

			Market
			Value
		Shares	($000)
	Abbott Laboratories	479,155	24,504
	Novo Nordisk A/S ADR	243,487	24,232
*	Vertex
	Pharmaceuticals Inc.	536,456	23,894
*	Laboratory Corp. of
	America Holdings	249,009	19,684
*	Illumina Inc.	460,246	18,833
	Perrigo Co.	179,300	17,412
	Valeant Pharmaceuticals
	International Inc.	447,501	16,611
*	DaVita Inc.	235,700	14,771
*	ResMed Inc.	511,880	14,737
*	Bruker Corp.	1,053,655	14,256
*	Edwards Lifesciences Corp.	189,770	13,527
*	Allscripts Healthcare
	Solutions Inc.	730,100	13,156
*	Catalyst Health
	Solutions Inc.	202,463	11,680
	Baxter International Inc.	186,900	10,493
*	Hospira Inc.	280,145	10,365
*	Life Technologies Corp.	238,655	9,171
	Patterson Cos. Inc.	319,900	9,159
*	Alexion
	Pharmaceuticals Inc.	137,778	8,826
*	Biogen Idec Inc.	92,250	8,593
	McKesson Corp.	110,900	8,062
*	Thoratec Corp.	241,500	7,882
*	Cerner Corp.	111,654	7,650
*	Gen-Probe Inc.	124,955	7,154
*	ICON plc ADR	441,100	7,093
*	Covance Inc.	137,320	6,241
*	SXC Health
	Solutions Corp.	105,400	5,871
*	Mednax Inc.	89,905	5,632
	Allergan Inc.	65,000	5,355
*	Medco Health
	Solutions Inc.	66,000	3,095
*	Amylin
	Pharmaceuticals Inc.	306,578	2,830
*	HCA Holdings Inc.	111,500	2,248
*	IDEXX Laboratories Inc.	22,200	1,531
	Medtronic Inc.	20,599	685
*	Charles River Laboratories
	International Inc.	13,900	398
			934,540
Industrials (10.8%)
	Caterpillar Inc.	983,229	72,602
	Boeing Co.	1,122,931	67,949
	Parker Hannifin Corp.	745,826	47,084
	General Electric Co.	3,066,875	46,739
	Honeywell
	International Inc.	927,114	40,710
	Precision Castparts Corp.	258,767	40,228
	Cummins Inc.	382,885	31,266
*	BE Aerospace Inc.	894,564	29,619

	Joy Global Inc.	467,109	29,138
	AMETEK Inc.	795,378	26,224
	Dover Corp.	448,569	20,903
	Fastenal Co.	615,725	20,491
*	IHS Inc. Class A	266,205	19,915
	Tyco International Ltd.	459,629	18,730
	MSC Industrial Direct Co.
	Class A	296,816	16,758
	Waste Connections Inc.	483,700	16,359
*	Corrections Corp. of
	America	718,304	16,298
*	Navistar International Corp.	455,340	14,625
	Deere & Co.	219,468	14,171
^	Progressive Waste
	Solutions Ltd.	669,080	13,770
	Pentair Inc.	403,980	12,931
*	Alaska Air Group Inc.	226,307	12,739
	Cooper Industries plc	272,860	12,584
*	Hertz Global Holdings Inc.	1,340,080	11,927
*	HUB Group Inc. Class A	375,162	10,606
	Chicago Bridge & Iron Co.	343,070	9,822
*	Quanta Services Inc.	502,360	9,439
	JB Hunt Transport
	Services Inc.	256,445	9,263
	Expeditors International of
	Washington Inc.	207,180	8,401
	Norfolk Southern Corp.	130,100	7,939
	Flowserve Corp.	106,245	7,862
*	Foster Wheeler AG	418,820	7,451
*	Stericycle Inc.	92,245	7,446
	Landstar System Inc.	176,745	6,992
	United Parcel Service Inc.
	Class B	109,800	6,934
	PACCAR Inc.	180,900	6,118
*	WESCO International Inc.	182,100	6,109
	Pall Corp.	142,592	6,046
	Rockwell Automation Inc.	102,900	5,762
*	Swift Transportation Co.	863,230	5,559
*	United Continental
	Holdings Inc.	281,500	5,455
	Textron Inc.	298,500	5,266
	UTi Worldwide Inc.	393,781	5,135
*	AGCO Corp.	147,600	5,103
	Donaldson Co. Inc.	84,463	4,629
	Iron Mountain Inc.	94,800	2,998
*	Verisk Analytics Inc.
	Class A	80,500	2,799
	Union Pacific Corp.	27,200	2,221
	Pitney Bowes Inc.	84,700	1,592
	CSX Corp.	76,000	1,419
	FedEx Corp.	19,000	1,286
	Emerson Electric Co.	13,900	574
*	Kansas City Southern	3,900	195
			814,181

Morgan Growth Fund

			Market
			Value
		Shares	($000)
Information Technology (36.6%)
*	Apple Inc.	953,456	363,438
	International Business
	Machines Corp.	1,570,554	274,894
	Oracle Corp.	6,386,073	183,536
	Microsoft Corp.	6,408,321	159,503
	Cisco Systems Inc.	9,709,446	150,399
*	EMC Corp.	6,850,708	143,796
	Altera Corp.	3,294,057	103,862
*	Google Inc. Class A	199,696	102,720
	Qualcomm Inc.	1,811,298	88,083
*	NetApp Inc.	1,669,294	56,656
	Avago Technologies Ltd.	1,709,638	56,025
*	eBay Inc.	1,772,050	52,258
*	Alliance Data
	Systems Corp.	532,855	49,396
*	VMware Inc. Class A	609,823	49,018
*	Autodesk Inc.	1,686,424	46,849
*	IAC/InterActiveCorp	1,178,464	46,608
*	Dell Inc.	3,217,272	45,524
*	Check Point Software
	Technologies Ltd.	843,676	44,512
*	QLogic Corp.	3,452,317	43,775
	Xilinx Inc.	1,551,069	42,561
*	Red Hat Inc.	999,165	42,225
*	Baidu Inc. ADR	384,974	41,158
*	Cognizant Technology
	Solutions Corp. Class A	640,151	40,137
	Analog Devices Inc.	1,131,003	35,344
*	Citrix Systems Inc.	550,284	30,007
	Intersil Corp. Class A	2,849,566	29,322
*	Salesforce.com Inc.	250,677	28,647
*	BMC Software Inc.	685,415	26,430
*	Rovi Corp.	585,260	25,154
*	VeriFone Systems Inc.	644,481	22,570
*	Adobe Systems Inc.	924,511	22,345
*	F5 Networks Inc.	248,500	17,656
*	Emulex Corp.	2,665,637	17,060
*	Riverbed Technology Inc.	767,016	15,310
	Mastercard Inc. Class A	46,440	14,729
	Fidelity National
	Information Services Inc.	594,670	14,462
*	Juniper Networks Inc.	751,595	12,973
*	Trimble Navigation Ltd.	347,265	11,651
	ADTRAN Inc.	433,300	11,465
*	Intuit Inc.	232,600	11,035
	Amphenol Corp. Class A	264,910	10,800
	Accenture plc Class A	204,200	10,757
*	Nuance
	Communications Inc.	516,040	10,507
*	Teradata Corp.	184,378	9,870
*	MICROS Systems Inc.	220,403	9,678
*	Sohu.com Inc.	182,061	8,775
*	Ariba Inc.	294,589	8,163
	Broadcom Corp. Class A	241,192	8,029

*	Lam Research Corp.	209,870	7,971
*	Microsemi Corp.	454,500	7,263
*	Symantec Corp.	441,000	7,188
	FLIR Systems Inc.	271,900	6,811
*	RF Micro Devices Inc.	1,054,775	6,687
*	Skyworks Solutions Inc.	365,900	6,564
	Western Union Co.	398,700	6,096
	Jabil Circuit Inc.	341,063	6,067
	Motorola Solutions Inc.	142,257	5,961
*	Polycom Inc.	310,900	5,711
*	NVIDIA Corp.	435,700	5,446
*	Fairchild Semiconductor
	International Inc. Class A	502,372	5,426
	Global Payments Inc.	125,400	5,065
	Hewlett-Packard Co.	191,400	4,297
*	Western Digital Corp.	164,800	4,239
*	JDS Uniphase Corp.	409,900	4,087
*	Novellus Systems Inc.	137,400	3,745
*	Freescale Semiconductor
	Holdings I Ltd.	328,804	3,627
*	Fiserv Inc.	67,100	3,407
*	GT Advanced
	Technologies Inc.	446,480	3,134
*	Flextronics International Ltd.	389,072	2,190
	Visa Inc. Class A	22,500	1,929
*	Motorola Mobility
	Holdings Inc.	45,837	1,732
	Intel Corp.	66,000	1,408
*	Advanced Micro
	Devices Inc.	271,200	1,378
*	Youku.com Inc. ADR	69,479	1,137
*	Electronic Arts Inc.	46,300	947
			2,769,185
Materials (2.4%)
	Freeport-McMoRan
	Copper & Gold Inc.	742,373	22,605
	Sherwin-Williams Co.	209,803	15,592
*	WR Grace & Co.	442,820	14,746
	Rio Tinto plc ADR	331,618	14,618
	Teck Resources Ltd.
	Class B	498,362	14,547
	Cliffs Natural
	Resources Inc.	278,236	14,237
	Walter Energy Inc.	233,459	14,010
	FMC Corp.	182,294	12,607
*	Crown Holdings Inc.	325,600	9,967
	Praxair Inc.	95,130	8,893
	Monsanto Co.	142,700	8,568
	Albemarle Corp.	178,240	7,201
	PPG Industries Inc.	81,700	5,773
	Allegheny Technologies Inc.	151,742	5,613
	CF Industries Holdings Inc.	41,200	5,084
	International Paper Co.	198,500	4,615
	Alcoa Inc.	379,800	3,635
	Ball Corp.	66,800	2,072

Morgan Growth Fund

			Market
			Value
		Shares	($000)
	EI du Pont de
	Nemours & Co.	39,200	1,567
			185,950
Telecommunication Services (1.4%)
*	American Tower Corp.
	Class A	853,945	45,942
	Vodafone Group plc ADR	964,156	24,731
*	Crown Castle
	International Corp.	523,900	21,307
*	NII Holdings Inc.	313,130	8,439
*	MetroPCS
	Communications Inc.	351,800	3,064
			103,483
Utilities (0.1%)
*	AES Corp.	838,370	8,182
Total Common Stocks
(Cost $6,532,397)			7,231,585
Temporary Cash Investments (4.8%)[1]
Money Market Fund (3.9%)
[3,4]	Vanguard Market Liquidity
	Fund, 0.144%	296,369,000	296,369

Face
Amount
($000)
Repurchase Agreement (0.6%)
Bank of America Securities,
LLC 0.080%, 10/3/11
(Dated 9/30/11, Repurchase
Value $45,900,000,
collateralized by Federal
Home Loan Mortgage
Corp. 4.000%, 4/1/26, and
Federal National Mortgage
Assn. 4.000%, 11/1/40)	45,900	45,900

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.3%)
[5,6] Fannie Mae Discount
Notes, 0.080%, 12/19/11	15,000	14,994
[5,6] Fannie Mae Discount
Notes, 0.075%, 12/21/11	5,000	4,998
[5,6] Federal Home Loan Bank
Discount Notes, 0.040%,
11/25/11	400	400
[5,6] Freddie Mac Discount
Notes, 0.080%, 12/29/11	1,000	1,000
		21,392
Total Temporary Cash Investments
(Cost $363,666)		363,661
Total Investments (100.4%)
(Cost $6,896,063)		7,595,246
Other Assets and Liabilities (–0.4%)
Other Assets		69,729
Liabilities[4]		(101,824)
		(32,095)
Net Assets (100%)		7,563,151

Morgan Growth Fund

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	8,043,060
Undistributed Net Investment Income	15,675
Accumulated Net Realized Losses	(1,189,680)
Unrealized Appreciation (Depreciation)
Investment Securities	699,183
Futures Contracts	(5,087)
Net Assets	7,563,151

Investor Shares—Net Assets
Applicable to 311,841,018 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,008,883
Net Asset Value Per Share—
Admiral Shares	$16.06

Admiral Shares—Net Assets
Applicable to 51,245,031 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,554,268
Net Asset Value Per Share—
Admiral Shares	$49.84

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $47,342,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.5% and 2.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $49,651,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $21,392,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Dividends[1,2]	77,767
Interest[2]	575
Security Lending	307
Total Income	78,649
Expenses
Investment Advisory Fees—Note B
Basic Fee	14,710
Performance Adjustment	(1,214)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	14,193
Management and Administrative—Admiral Shares	3,243
Marketing and Distribution—Investor Shares	1,325
Marketing and Distribution—Admiral Shares	695
Custodian Fees	158
Auditing Fees	31
Shareholders’ Reports—Investor Shares	113
Shareholders’ Reports—Admiral Shares	42
Trustees’ Fees and Expenses	19
Total Expenses	33,315
Expenses Paid Indirectly	(360)
Net Expenses	32,955
Net Investment Income	45,694
Realized Net Gain (Loss)
Investment Securities Sold[2]	763,265
Futures Contracts	30,365
Realized Net Gain (Loss)	793,630
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(735,205)
Futures Contracts	(6,621)
Change in Unrealized Appreciation (Depreciation)	(741,826)
Net Increase (Decrease) in Net Assets Resulting from Operations	97,498
1 Dividends are net of foreign withholding taxes of $355,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $775,000, $434,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	45,694	52,591
Realized Net Gain (Loss)	793,630	412,692
Change in Unrealized Appreciation (Depreciation)	(741,826)	467,615
Net Increase (Decrease) in Net Assets Resulting from Operations	97,498	932,898
Distributions
Net Investment Income
Investor Shares	(30,610)	(39,716)
Admiral Shares	(19,672)	(20,471)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(50,282)	(60,187)
Capital Share Transactions
Investor Shares	(475,300)	(417,198)
Admiral Shares	114,941	(69,202)
Net Increase (Decrease) from Capital Share Transactions	(360,359)	(486,400)
Total Increase (Decrease)	(313,143)	386,311
Net Assets
Beginning of Period	7,876,294	7,489,983
End of Period[1]	7,563,151	7,876,294
1 Net Assets—End of Period includes undistributed net investment income of $15,675,000 and $20,263,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.04	$14.32	$15.15	$21.45	$18.34
Investment Operations
Net Investment Income	.087	.097	.114	.148	.207
Net Realized and Unrealized Gain (Loss)
on Investments	.029	1.733	(.804)	(4.912)	3.604
Total from Investment Operations	.116	1.830	(.690)	(4.764)	3.811
Distributions
Dividends from Net Investment Income	(.096)	(.110)	(.140)	(.175)	(.204)
Distributions from Realized Capital Gains	—	—	—	(1.361)	(.497)
Total Distributions	(.096)	(.110)	(.140)	(1.536)	(.701)
Net Asset Value, End of Period	$16.06	$16.04	$14.32	$15.15	$21.45

Total Return[1]	0.66%	12.81%	-4.27%	-23.70%	21.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,009	$5,432	$5,239	$5,418	$6,590
Ratio of Total Expenses to
Average Net Assets[2]	0.42%	0.44%	0.48%	0.38%	0.37%
Ratio of Net Investment Income to
Average Net Assets	0.47%	0.62%	0.94%	0.80%	1.06%
Portfolio Turnover Rate	55%	60%	87%	88%	79%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.01%, 0.02%, 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$49.75	$44.42	$47.03	$66.58	$56.94
Investment Operations
Net Investment Income	.342	.372	.414	.555	.742
Net Realized and Unrealized Gain (Loss)
on Investments	.110	5.364	(2.502)	(15.244)	11.184
Total from Investment Operations	.452	5.736	(2.088)	(14.689)	11.926
Distributions
Dividends from Net Investment Income	(.362)	(.406)	(.522)	(.641)	(.745)
Distributions from Realized Capital Gains	—	—	—	(4.220)	(1.541)
Total Distributions	(.362)	(.406)	(.522)	(4.861)	(2.286)
Net Asset Value, End of Period	$49.84	$49.75	$44.42	$47.03	$66.58

Total Return	0.83%	12.95%	-4.09%	-23.57%	21.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,554	$2,445	$2,251	$2,512	$2,683
Ratio of Total Expenses to
Average Net Assets[1]	0.28%	0.30%	0.31%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	0.61%	0.76%	1.11%	0.97%	1.22%
Portfolio Turnover Rate	55%	60%	87%	88%	79%
1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.01%, 0.02%, 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Morgan Growth Fund

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, Jennison Associates LLC, Frontier Capital Management Co., LLC, and Kalmar Investment Advisers each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 3000 Growth Index. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fees of Frontier Capital Management Co., LLC, and Kalmar Investment Advisers are subject to quarterly adjustments based on performance since December 31, 2008, relative to the Russell Midcap Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $711,000 for the year ended September 30, 2011.

For the year ended September 30, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before a decrease of $1,214,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2011, the fund had contributed capital of $1,365,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.55% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2011, these arrangements reduced the fund’s expenses by $360,000 (an annual rate of 0.00% of average net assets).

Morgan Growth Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	7,231,585	—	—
Temporary Cash Investments	296,369	67,292	—
Futures Contracts—Liabilities[1]	(3,941)	—	—
Total	7,524,013	67,292	—
1 Represents variation margin on the last day of the reporting period.

F. At September 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2011	498	140,187	(5,062)
E-mini S&P 500 Index	December 2011	110	6,193	(19)
E-mini S&P Mid-Cap 400 Index	December 2011	1	78	(6)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Morgan Growth Fund

For tax purposes, at September 30, 2011, the fund had $33,398,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,190,331,000 to offset future net capital gains of $90,903,000 through September 30, 2017 and $1,099,428,000 through September 30, 2018.

At September 30, 2011, the cost of investment securities for tax purposes was $6,900,198,000. Net unrealized appreciation of investment securities for tax purposes was $695,048,000, consisting of unrealized gains of $1,413,119,000 on securities that had risen in value since their purchase and $718,071,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended September 30, 2011, the fund purchased $4,644,534,000 of investment securities and sold $5,083,422,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:
	Year Ended September 30,
	2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	881,191	48,755	656,780	43,144
Issued in Lieu of Cash Distributions	29,637	1,644	38,554	2,500
Redeemed	(1,386,128)	(77,285)	(1,112,532)	(72,852)
Net Increase (Decrease)—Investor Shares	(475,300)	(26,886)	(417,198)	(27,208)
Admiral Shares
Issued	800,719	14,395	381,035	8,051
Issued in Lieu of Cash Distributions	17,322	310	17,395	364
Redeemed	(703,100)	(12,596)	(467,632)	(9,955)
Net Increase (Decrease)—Admiral Shares	114,941	2,109	(69,202)	(1,540)

J. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Morgan Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Morgan Growth Fund (the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 15, 2011

Special 2011 tax information (unaudited) for Vanguard Morgan Growth Fund

This information for the fiscal year ended September 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $50,282,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Morgan Growth Fund Investor Shares
Periods Ended September 30, 2011
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	0.66%	0.11%	4.03%
Returns After Taxes on Distributions	0.58	-0.38	3.72
Returns After Taxes on Distributions and Sale of Fund Shares	0.55	0.04	3.46

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Morgan Growth Fund	3/31/2011	9/30/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$840.40	$1.94
Admiral Shares	1,000.00	841.18	1.29
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.96	$2.13
Admiral Shares	1,000.00	1,023.66	1.42

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.42% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1 and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd.

F. William McNabb III (diversified manufacturing and services) and Hewlett-Born 1957. Trustee Since July 2009. Chairman of the Packard Co. (electronic computer manufacturing); Board. Principal Occupation(s) During the Past Five Senior Advisor at New Mountain Capital; Trustee Years: Chairman of the Board of The Vanguard Group, of The Conference Board; Member of the Board of Inc., and of each of the investment companies served Managers of Delphi Automotive LLP (automotive by The Vanguard Group, since January 2010; Director components). of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of Amy Gutmann each of the investment companies served by The Born 1949. Trustee Since June 2006. Principal Vanguard Group since 2008; Director of Vanguard Occupation(s) During the Past Five Years: President Marketing Corporation; Managing Director of The of the University of Pennsylvania; Christopher H. Vanguard Group (1995–2008). Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Commu-Independent Trustees nication and the Graduate School of Education of the University of Pennsylvania; Director of Emerson U. Fullwood Carnegie Corporation of New York, Schuylkill River Born 1948. Trustee Since January 2008. Principal Development Corporation, and Greater Philadelphia Occupation(s) During the Past Five Years: Executive Chamber of Commerce; Trustee of the National Chief Staff and Marketing Officer for North America Constitution Center; Chair of the Presidential and Corporate Vice President (retired 2008) of Xerox Commission for the Study of Bioethical Issues. Corporation (document management products and services); Executive in Residence and 2010 JoAnn Heffernan Heisen Distinguished Minett Professor at the Rochester Born 1950. Trustee Since July 1998. Principal Institute of Technology; Director of SPX Corporation Occupation(s) During the Past Five Years: Corporate (multi-industry manufacturing), the United Way of Vice President and Chief Global Diversity Officer Rochester, Amerigroup Corporation (managed health (retired 2008) and Member of the Executive care), the University of Rochester Medical Center, Committee (1997–2008) of Johnson & Johnson Monroe Community College Foundation, and North (pharmaceuticals/consumer products); Director of Carolina A&T University. Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Rajiv L. Gupta Johnson Foundation, and the Center for Work Life Born 1945. Trustee Since December 2001.2 Policy; Member of the Advisory Board of the Principal Occupation(s) During the Past Five Years: Maxwell School of Citizenship and Public Affairs Chairman and Chief Executive Officer (retired 2009) at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q260 112011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2011: $31,000
Fiscal Year Ended September 30, 2010: $29,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2011: $3,978,540
Fiscal Year Ended September 30, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2011: $1,341,750
Fiscal Year Ended September 30, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2011: $373,830
Fiscal Year Ended September 30, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2011: $16,000
Fiscal Year Ended September 30, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2011: $389,830
Fiscal Year Ended September 30, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants. Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2011

VANGUARD MORGAN GROWTH FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2011

* By: /s/ Heidi Stam

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011, see File Number 33-23444,
Incorporated by Reference.